UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                       ----------------------------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 8, 2006

                        ---------------------------------

                        Brainstorm Cell Therapeutics Inc.
             (Exact Name of Registrant as Specified in its Charter)

                       ----------------------------------

         Washington                    333-61610                  912061053
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

                              110 East 59th Street
                            New York, New York 10022
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 557-9000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)
                       ----------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

      On November 8, 2006, Brainstorm Cell Therapeutics Inc. (the "Registrant") filed a preliminary proxy statement relating to a special meeting of shareholders. In the preliminary proxy statement, the Registrant announced its intent to offer shares of its common stock in an underwritten public offering in Israel.

      The information contained in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to purchase any of the securities offered. The securities to be offered will be offered in reliance on the exemption from registration provided by Regulation S of the Securities Act and will not be registered under the Securities Act of 1933, as amended, or any applicable state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state laws. This Current Report on Form 8-K is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         BRAINSTORM CELL THERAPEUTICS INC.


                                         By:  /s/ Yoram Drucker
                                              ----------------------------------
Date: November 8, 2006                            Yoram Drucker
                                                  Chief Operating Officer
                                                  (Principal executive officer)